EXHIBIT 10.11

EXECUTION VERSION

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Fourth Amendment”), dated as of July 15, 2011 (the “Fourth Amendment Date”), between NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C., a Delaware limited liability company (the “Borrower”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”).

WHEREAS, the Borrower, New Mountain Finance Holdings, L.L.C., as collateral administrator, the Administrative Agent, the Lender, the other lenders party from time to time thereto and Wells Fargo Bank, National Association, as collateral custodian, are party to the Loan and Security Agreement, dated as of October 27, 2010 (as amended by the First Amendment to Loan and Security Agreement, dated as of December 13, 2010, the Second Amendment to Loan and Security Agreement, dated as of March 9, 2011, and the Third Amendment to Loan and Security Agreement, dated as of May 19, 2011, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower;

WHEREAS, the Borrower, the Administrative Agent and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.                                               Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.                                               Amendments.

(a)                                  Section 1.1 of the Loan and Security Agreement shall be amended by deleting clause (f) in the definition of “Eligible Obligor” and inserting the following in lieu thereof:

“(f)                              where the sum of the OLB of all Eligible Loans made to such Obligor (including any Affiliate thereof) does not exceed $15,000,000; provided that, for up to four (4)

Obligors on any Measurement Date, the sum of the OLB of all Eligible Loans made each such Obligor may equal an amount not to exceed $18,750,000.”

(b)                                 Section 1.1 of the Loan and Security Agreement shall be amended by deleting the definitions of “Facility Amount”, “Non-Usage Fee Rate” and “Unused Facility Amount” and inserting the following in lieu thereof:

““Facility Amount”:  $175,000,000, as such amount may vary from time to time pursuant to Section 2.3 hereof; provided that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the Facility Amount shall mean the Advances Outstanding.”

““Non-Usage Fee Rate”:  (a) During the first six (6) months following the Closing Date, 0.50%, (b) from six (6) to eight (8) months following the Closing Date, (i) 0.50% on the first $81,666,666) of the Unused Facility Amount and (ii) a rate per annum equal to the then- current Applicable Spread on the portion of the Unused Facility Amount in excess of $81,666,666) and (c) thereafter, (i) 0.50% of the first $35,000,000 of the Unused Facility Amount and (ii) a rate per annum equal to the then-current Applicable Spread on the portion of the Unused Facility Amount in excess of $35,000,000.”

““Unused Facility Amount”:  At any time, (a) $175,000,000 minus (b) the Advances Outstanding at such time.”

(c)                                  Annex B of the Loan and Security Agreement shall be amended by deleting “150,000,000” and inserting “175,000,000” in lieu thereof.

ARTICLE III

Representations and Warranties

SECTION 3.1.                                               The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the Fourth Amendment Date, (i) no Default, Event of Default, Change of Control or Collateral Administrator Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.                                               This Fourth Amendment shall become effective as of the Fourth Amendment Date upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

(a)                                  this Fourth Amendment shall have been duly executed by, and delivered to, the parties hereto;

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(b)                                 the Collateral Administrator on behalf of the Borrower shall have paid, or caused to be paid, to the Administrative Agent a structuring fee in an amount equal to $375,000;

(c)                                  the Administrative Agent shall have received satisfactory evidence that the Borrower and the Collateral Administrator have obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Fourth Amendment and the consummation of the transactions contemplated hereby;

(d)                                 the Administrative Agent shall have received the executed legal opinion or opinions of Simpson, Thacher & Bartlett LLP counsel to the Borrower, covering authorization and enforceability of this Fourth Amendment in form and substance acceptable to the Administrative Agent in its reasonable discretion.

ARTICLE V

Miscellaneous

SECTION 5.1.                                               Governing Law. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.                                               Severability Clause.  In case any provision in this Fourth Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.                                               Ratification.  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Fourth Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.                                               Counterparts.  The parties hereto may sign one or more copies of this Fourth Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Fourth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.                                               Headings.  The headings of the Articles and Sections in this Fourth Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the Fourth Amendment Date.

NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C., as the Borrower

By: New Mountain Finance Holdings, L.L.C., its managing member

By:	/s/ Adam Weinstein
Name: Adam Weinstein
Title: Chief Financial Officer and Treasurer

[Signature Page to Fourth Amendment to Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:	/s/ Louis Allan Schmitt
Name: Louis Allan Schmitt
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ Kevin Sunday
Name: Kevin Sunday
Title: Director

[Signature Page to Fourth Amendment to Loan and Security Agreement]